Net Loss Per Common Share	6 Months Ended
Jun. 30, 2023
Net Loss Per Common Share [Abstract]
NET LOSS PER COMMON SHARE

12. NET LOSS PER COMMON SHARE

Basic and diluted net loss per common share attributable to common stockholders are the same for the three and six months ended June 30, 2023 and 2022, since the inclusion of all potential shares of common stock outstanding would have been anti-dilutive due to the Company’s net loss.

The table below summarizes potentially dilutive securities that were excluded from the computation of net loss per common share as of the periods presented because including them would be anti-dilutive.

	2023	2022
Common stock options	47,933,020	46,163,926
Common stock warrants	762,712	762,712
Unvested restricted stock units	600,000	-
Unvested restricted stock	-	687,502
Potentially dilutive securities	49,295,732	47,614,140